Exhibit 21.1
Fidelity National Information Services, Inc.
A Georgia corporation
List of Subsidiaries
As of December 31, 2014
205 subsidiaries

Company	Incorporation

11601 Roosevelt Boulevard Realty, LLC	Delaware
Advanced Financial Solutions, Inc.	Oklahoma
AGES Participacoes Ltda.	Brazil
Aircrown Limited	United Kingdom
Armed Forces Financial Network, LLC (50%)	Florida
Asset Exchange, Inc.	Delaware
Aurum Technology LLC	Delaware
BenchMark Consulting International Europe GmbH	Germany
BenchMark Consulting International N A, Inc.	Georgia
BenchMark Consulting International UK Limited	United Kingdom
C&E Holdings Luxembourg S.a.r.l.	Luxembourg
CapAfric Consulting (Pty) Ltd.	South Africa
Capco Belgium BVBA	Belgium
Capco Consulting Singapore Pte. Ltd.	Singapore
Capco Technologies Private Limited	India
Card Brazil Holdings, Inc.	Georgia
Card Brazil LLC	Georgia
Central Credit Services Limited	United Kingdom
Certegy Canada Company	Canada
Certegy Card Services B.V.	Netherlands
Certegy Card Services Limited	United Kingdom
Certegy Check Services, Inc.	Delaware
Certegy Dutch Holdings B.V.	Netherlands
Certegy France Limited	United Kingdom
Certegy Gaming Services, Inc.	Delaware
Certegy Ireland Limited	Ireland
Certegy Limited	United Kingdom
Certegy SNC	France
Certegy UK Holdings B.V.	Netherlands
Chex Systems Inc.	Minnesota
Clear2Pay Americas, Inc.	Delaware
Clear2Pay APAC Pte. Ltd.	Singapore

Company	Incorporation

Clear2Pay APAC Pty Ltd.	Australia
Clear2Pay Beijing Co.	China
Clear2Pay Belgium NV	Belgium
ClearTwoPay Chile SpA	Chile
Clear2Pay China Limited	Hong Kong
Clear2Pay (Shenzhen) Co.	China
Clear2Pay Consulting Americas, Inc.	California
Clear2Pay France SAS	France
Clear2Pay Germany GmbH	Germany
Clear2Pay Incorporated	Delaware
Clear2Pay India Private Limited	India
Clear2Pay Integri NV	Belgium
Clear2Pay Limited	United Kingdom
Clear2Pay Nanjing Co.	China
Clear2Pay Nederland BV	The Netherlands
Clear2Pay NV	Belgium
Clear2Pay Polska s.p.z.o.o	Poland
Clear2Pay Scotland Holdings Limited	Scotland
Clear2Pay Scotland Limited	Scotland
Clear2Pay Services NV	Belgium
Clear2Pay Spain S.l.	Spain
ClearCommerce Corporation	Delaware
Clearpark NV	Belgium
Complete Payment Recovery Services, Inc.	Georgia
Compliance Coach, Inc	Delaware
Credit Management Solutions, Inc.	Delaware
EFD Asia, Inc.	Minnesota
eFunds Corporation	Delaware
eFunds Global Holdings Corporation	Minnesota
eFunds Holdings Limited	United Kingdom
eFunds International Limited	United Kingdom
eFunds IT Solutions Group, Inc.	Delaware
Element NV	Belgium
Endpoint Exchange, LLC	Oklahoma
Everlink Payment Services, Inc. (51%)	Canada
Fidelity Holding Ltda.	Brazil

Company	Incorporation

Fidelity Information and Technology Services (Beijing) Co., Ltd.	China
Fidelity Information Services Brasil Participacoes Ltda. (99.9%)	Brazil
Fidelity Information Services Development GmbH	Germany
Fidelity Information Services (France) SARL	France
Fidelity Information Services Holdings B.V.	Netherlands
Fidelity Information Services (Hong Kong) Limited (99.9%)	Hong Kong
Fidelity Information Services, LLC	Arkansas
Fidelity Information Services India Private Limited	India
Fidelity Information Services International Holdings, Inc.	Delaware
Fidelity Information Services International Holdings, LLC	Delaware
Fidelity Information Services KORDOBA GmbH	Germany
Fidelity Information Services Limited	England
Fidelity Information Services Operations GmbH	Germany
Fidelity Information Services (South Africa) (Pty) Ltd.	South Africa
Fidelity Information Services (Thailand) Limited (99.9%)	Thailand
Fidelity International Resource Management, Inc.	Delaware
Fidelity National Asia Pacific Holdings, LLC	Georgia
Fidelity National Card Services, Inc.	Florida
Fidelity National E-Banking Services, Inc.	Georgia
Fidelity National Europe LLC	Georgia
Fidelity National First Bankcard Systems, Inc.	Georgia
Fidelity National Global Card Services, Inc.	Florida
Fidelity National Information Services C.V.	Netherlands
Fidelity National Information Services, LLC	Delaware
Fidelity National Information Services (Netherlands) B.V.	Netherlands
Fidelity National Participacoes e Servicos de Informatica Ltda.	Brazil
Fidelity National Payment Services, Inc.	Delaware
Fidelity National Servicos de Tratamento de Documentos e Informacoes Ltda.	Brazil
Fidelity Participacoes e Servicos Ltda.	Brazil
Fidelity Processadora e Servicos S.A. (51%)	Brazil
Financial Insurance Marketing Group, Inc.	District of Columbia
FIRM I, LLC	Delaware
FIRM II, LLC	Delaware
FIS AsiaPacRim Holding Ltd.	United Kingdom
FIS Australasia Pty Ltd.	Australia
FIS Capital Leasing, Inc.	Delaware

Company	Incorporation

FIS Card Processing Services (Chile) S.A.	Chile
FIS Card Services Caribbean, Ltd.	Barbados
FIS Card Services (Thailand) Co., Ltd.	Thailand
FIS Financial Compliance Solutions, LLC	Delaware
FIS Financial Solutions Canada Inc.	Canada
FIS Foundation, Inc. (non-profit charitable)	Wisconsin
FIS Global Holdings S.a.r.l	Luxembourg
FIS Global Recovery Services India Private Limited	India
FIS Global Business Solutions India Private Ltd. (99%)	India
FIS Global Solutions Philippines, Inc.	Philippines
FIS Holdings (Cayman Islands) Ltd.	Cayman Islands
FIS Holdings (Germany) GmbH i.L.	Germany
FIS Holdings Mauritius	Mauritius
FIS Italy S.r.l.	Italy
FIS Management Services, LLC	Delaware
FIS Management Services Mexico, S. de R.L. de C.V.	Mexico
FIS Middle East FZ- LLC	United Arab Emirates (Dubai - TECOM)
FIS Output Solutions, LLC	Georgia
FIS Pakistan (Private) Limited	Pakistan
FIS Payments Solutions & Services India Private Limited	India
FIS Solutions, LLC	Delaware
FIS Technology Services (New Zealand) Limited	New Zealand
FIS Technology Services (Poland) Sp. z.o.o.	Poland
FIS Technology Services Singapore Pte. Ltd.	Singapore
FIS Technology Services Taiwan Company Limited	Taiwan
FIS Vietnam LLC	Vietnam
FIS Wealth Management Services, Inc.	Delaware
FNIS Holding Brasil Ltda.	Brazil
FNIS Istanbul Danismanlik Limited Sirketi	Turkey
FNIS Sweden AB	Sweden
GHR Systems, Inc.	Pennsylvania
Gifts Software Inc.	New York
Grove Holdings 2 S.A.	Luxembourg
Grove Holdings US, LLC	Delaware
i DLX International B.V.	Netherlands

Company	Incorporation

Information Services Luxembourg S.a.r.l.	Luxembourg
InterCept Data Services, Inc.	Alabama
Kirchman Corporation	Wisconsin
Level Four Americas LLC	Delaware
Lexcel Solutions, Inc.	Arizona
Link2Gov Corp.	Tennessee
Metavante Corporation	Wisconsin
Metavante Holdings, LLC	Delaware
Metavante Leasing LLC	Delaware
Metavante Limited	United Kingdom
Metavante Payment Services, LLC	Delaware
Metavante Technologies Limited	United Kingdom
mFoundry, Inc.	Delaware
NYCE Payments Network, LLC	Delaware
Payment Brasil Holdings Ltda.	Brazil
Payment Chile S.A. (99.99%)	Chile
Payment South America Holdings, Inc.	Georgia
Payment South America LLC	Georgia
PayNet Payments Network, LLC	Delaware
Penley, Inc.	Georgia
Platform Securities Financial Limited	United Kingdom
Platform Securities Holdings Limited	United Kingdom
Platform Securities International Limited	Jersey
Platform Securities International Nominees Limited	Jersey
Platform Securities LLP	United Kingdom
Platform Securities Nominees Limited	United Kingdom
Platform Securities Services Limited	United Kingdom
PREFCO VI, LLC	Connecticut
Prime Associates, Inc.	Delaware
Profile Partners GP, L.P. (40%)	Delaware
Profile Venture Partners Capital Fund I L.P. (74.7482%)	Delaware
ProNet Solutions, Inc.	Arizona
PVP Advisors, LLC(62%)	Delaware
PVP Management, LLC (34%)	Delaware
Reliance Financial Corporation	Georgia
Reliance Integrated Solutions LLC	Delaware

Company	Incorporation

Reliance Operations Services LLC	Delaware
Reliance Trust Company	Georgia
Reliance Trust Company of Delaware	Delaware
Retail Credit Management Limited	United Kingdom
Sanchez Capital Services Private Limited (20%)	India
Sanchez Computer Associates, LLC	Delaware
Sanchez Computer Associates Pty Limited	Australia
Sanchez Software, Ltd.	Delaware
Secondco Limited	United Kingdom
Second Foundation Europe sro	Czech Republic
Second Foundation, Inc.	California
The Capital Markets Company	Delaware
The Capital Markets Company BV	Netherlands
The Capital Markets Company BVBA	Belgium
The Capital Markets Company GmbH	Germany
The Capital Markets Company GmbH	Switzerland
The Capital Markets Company KK	Japan
The Capital Markets Company Limited	Canada
The Capital Markets Company Limited	Hong Kong
The Capital Markets Company S.A.S.	France
The Capital Markets Company Slovakia, s.r.o.	Slovakia
The Capital Markets Company (UK) Limited	United Kingdom
Transaction Services, Inc.	Florida
Transax Limited	United Kingdom
TREEV LLC	Nevada
ValueCentric Marketing Group, Inc.	Delaware
Valutec Card Solutions, LLC	Delaware
VECTORsgi, Inc.	Delaware
Vicor, Inc.	Nevada
WildCard Systems, Inc.	Florida